UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2025

SYMBOTIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)
(978) 284-2800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2025, the Board of Directors (the “Board”) of Symbotic Inc. (the “Company”) approved an increase in the size of the Board from eight to nine members, effective August 26, 2025, and appointed Andrew Ross to the Board, effective August 26, 2025.
Mr. Ross, 58, has served as President of Parker-Hannifin Corporation, a global leader in motion and control technologies, since January 2024 and has served as Parker-Hannifin’s Chief Operating Officer since January 2023. Prior to serving in his current roles, Mr. Ross, who joined Parker-Hannifin in 1998, was Vice President and President of Parker-Hannifin’s Fluid Connectors Group from September 2015 to December 2022 and was Vice President and President of Parker-Hannifin’s Engineered Materials Group from July 2012 to September 2015. Mr. Ross received a Bachelor of Science in Business Administration from the University of Saint Francis, an Executive MBA from Case Western Reserve University, and a Master of Arts in Applied Communications from the University of Michigan.
Mr. Ross will be compensated for his service as a director pursuant to the Company’s non-employee director compensation program that entitles our non-employee directors to a cash retainer for service on the Board and for service on each committee on which the director is a member. A description of the Company’s non-employee director compensation arrangements can be found in the section titled “Director Compensation” in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on January 17, 2025 and incorporated herein by reference. Mr. Ross has also entered into an indemnification agreement with the Company, the form of which is attached as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024 filed with the SEC on December 4, 2024 and is incorporated by reference herein.
Item 8.01Other Events.

On August 7, 2025, the SEC informed the Company that it has concluded its previously disclosed investigation of the Company and does not intend to recommend an enforcement action in this matter, which related to alleged violations by the Company of Rule 21F-17 and the Company’s 2024 restatement of revenues for the year ended September 28, 2024 and certain other matters.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 27, 2025

Symbotic Inc.

By:	/s/ Izilda Martins
Name:	Izilda Martins
Title:	Chief Financial Officer and Treasurer
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